Sep. 19, 2016
JNL/Nicholas Convertible Arbitrage Fund
Please note that the changes apply to your variable annuity product(s). Please note that all changes are effective immediately.
In the summary prospectus section entitled "Summary Overview of Each Fund," in the sub-section entitled "Expenses," for the JNL/Nicholas Convertible Arbitrage Fund, please delete footnote 1 to the table in its entirety and replace with the following footnote:

1
"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or the "Adviser").  The amount also includes the costs associated with the Fund's short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.34%.  The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

In the summary prospectus section entitled "Summary Overview of Each Fund," in the sub-section entitled "Expenses," for the JNL/Nicholas Convertible Arbitrage Fund, please add the following paragraph immediately following the footnotes to the Annual Fund Operating Expenses table:

Jackson National Asset Management, LLC ("JNAM") will voluntarily waive 0.025% of management fees on the Fund's assets from $0 to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.